EXHIBIT 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amendment No. 1 to the Annual Report Of Foreign Private Issuers, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Satélites Mexicanos, S. A. de C. V. (the “Company”) on Form 20-F/A for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Form 20-F/A”), I, Patricio E. Northland, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.	The Form 20-F/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ PATRICIO ERNESTO NORTHLAND
	Name:	Patricio Ernesto Northland
	Title:	Chief Executive Officer

October 14, 2009